SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     _______________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 13, 1999
                                                        -----------------

                               NTL (TRIANGLE) LLC
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


        Delaware                     0-24792                     13-4086747
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
of Incorporation                   File Number)              Identification No.)



110 East 59th Street, New York, New York                            10022
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's Telephone Number, including area code (212) 906-8440
                                                           --------------



--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------


     In an inter-group restructuring on December 13, 1999, NTL (Triangle) LLC acquired the entire issued and outstanding participations of Canarias Target S.L. from its parent, NTL Communications Corp. for 535.180 million Irish punts in cash, paid in an equivalent amount of British Pounds Sterling ((UK Pound) 423,583,731; approximately US$687.6 million). The funds used to consummate the purchase of Canarias Target S.L. were a substantial portion of the proceeds that NTL (Triangle) LLC received for the sale of its 50% interest in Cable London plc to Telewest Communications plc which transaction was completed on November 23, 1999.

     The purchase price paid by NTL (Triangle) LLC is the same amount that NTL Communications Corp. paid for Cablelink Limited in May 1999, following a competitive tendering process. Cableink Limited is the only asset of Canarias Target S.L. and is Ireland's largest cable television provider. NTL (Triangle) LLC intends to continue to devote the assets owned by Cablelink Limited to their previous purpose.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

          Exhibits

          10.1    Deed of Transfer, dated December 13, 1999


          Financial statements of the business acquired and pro forma financial information will be filed within 75 days of December 13, 1999.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    NTL (TRIANGLE) LLC
                                    (Registrant)

                                    By:      NTL Group Limited,
                                             its Sole Member

                                    By: /s/  Robert Mackenzie
                                    -------------------------
                                    Name:    Robert Mackenzie
                                    Title:   Secretary


Dated: December 28, 1999

                                  EXHIBIT INDEX
                                  -------------


         Exhibit                                                   Page
         -------                                                   ----

         10.1        Deed of Transfer, dated December 13, 1999